UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 13, 2009

Vishay Intertechnology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-7416	38-1686453
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

63 Lancaster Avenue
Malvern, PA 19355	19355-2143
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 610-644-1300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

Effective January 1, 2009, Vishay adopted two accounting standards that require retrospective adjustment to previously issued financial statements.

Vishay has prepared the selected financial data presented in Exhibit 99 to assist investors in evaluating the retrospective effects of adoption of FSP APB 14-1 and SFAS No. 160.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99	Selected Financial Data reflecting the retrospective adoption of FSP APB 14-1 and SFAS No. 160.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 13, 2009

VISHAY INTERTECHNOLOGY, INC.

By: /s/ Lior E. Yahalomi

Name: Dr. Lior E. Yahalomi
Title:	Executive Vice President and
Chief Financial Officer